SECOND AMENDMENT TO LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,437,100.74	04-11-2018	04-29-2019	8197231	OG		***	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: **Reliv' International, Inc.; Reliv', Inc.; Reliv' World Corporation; and SL Technology, Inc.**
136 CHESTERFIELD INDUSTRIAL BLVD
CHESTERFIELD, MO 63005

Lender: **Enterprise Bank & Trust**
St. Peters
300 St. Peters Centre Boulevard
St. Peters, MO 63376

This Second Amendment to Business Loan Agreement ("Amendment") dated April 11, 2018, references and amends a certain Business Loan Agreement dated as of September 30, 2015("Loan Agreement") between Enterprise Bank & Trust ("Lender") and RELIV' INC (Reliv, Inc.), RELIV WORLD CORPORATION, SL TECHNOLOGY INC (SL Technology, Inc.), RELIV INTERNATIONAL INC (Reliv International, Inc.) ("Borrower").

RECITALS

A. Lender and Borrower have previously entered into the above referenced Loan Agreement.

B. Lender and Borrower wish to modify and amend the terms and conditions of the Loan Agreement, as hereinafter provided.

NOW THEREFORE, in consideration of the covenants and mutual agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

This Amendment to Loan Agreement shall amend and restate the **Minimum EBITDA** covenant to read as follows:

Minimum EBITDA. Borrower shall have a Minimum EBITDA of not less than $400,000.00 on June 30, 2018 measured on a trailing six month basis; Borrower shall have a Minimum EBITDA of not less than $600,000.00 on September 30, 2018 measured on a trailing nine month basis; Borrower shall have a Minimum EBITDA of not less than $800,000.00 on December 31, 2018 measured on a trailing twelve month basis; and Borrower shall have a Minimum EBITDA of not less than $200,000.00 on March 31, 2019 measured on a trailing three month basis.

EBITDA means for any period, consolidated net income of the Borrower(s) for such period, before interest expense, income tax expense, depreciation and amortization and management fees and further adjusted to exclude any gain or loss on the sale of assets, other extraordinary gains or losses and any One-time Adjustments approved by the Bank.

The Loan Agreement as amended hereby shall continue in full force and effect until such time as all of Borrower's obligations and indebtedness to Lender have been paid in full, including principal, interest, costs and expenses.

Borrower confirms and acknowledges to Lender that (i) all of the representations, warranties and covenants contained in the Loan Agreement as of the date of this Amendment are true and correct in all material respects and (ii) there now exists no event of default under the Loan Agreement or any event or omission that with the giving of notice or the passage of time would constitute an event of default under the Loan Agreement.

Except as expressly set forth in this Amendment, all terms and conditions of the Loan Agreement and all other instruments, agreements and documents executed in connection with the Loan Agreement and the Notes shall remain unmodified and in full force and effect.

Electronic Signature. This Amendment to Loan Agreement may be signed and transmitted electronically or by facsimile machine or telecopier; the signature of any person on an electronically (including without limitation, as a portable digital format document (.pdf) or facsimile transmitted copy hereof shall be considered an original signature; and an electronically or facsimile transmitted copy hereof shall have the same binding effect as an original signature on an original document. At the request of any party hereto, any electronic, facsimile or telecopy copy of this Amendment shall be re-executed in original form. No party hereto may raise the use of electronic mail, a facsimile machine or telecopier or the fact that any signature was transmitted through the use of electronic mail or a facsimile or telecopier as a defense to the enforcement of this Amendment.

ORAL AGREEMENTS. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first above written.

BORROWER:

RELIV' INTERNATIONAL, INC.

By:______________________________
Ryan A. Montgomery, President of Reliv' International, Inc.

By:______________________________
Steven D. Albright, Chief Financial Officer of Reliv' International, Inc.

RELIV', INC.

By:______________________________
Ryan A. Montgomery, President of Reliv', Inc.

By:______________________________
Steven D. Albright, Chief Financial Officer of Reliv', Inc.

RELIV' WORLD CORPORATION

By:______________________________
Ryan A. Montgomery, President of Reliv' World Corporation

By:______________________________
Steven D. Albright, Chief Financial Officer of Reliv' World Corporation

SL TECHNOLOGY, INC.

By:______________________________
Steven D. Albright, Treasurer of SL Technology, Inc.

By:______________________________
Brett Hastings, Secretary of SL Technology, Inc.

LENDER:

ENTERPRISE BANK & TRUST

X______________________________
Authorized Officer

LaserPro, Ver. 17.2.0.019 Copr. D+H USA Corporation 1997, 2018. All Rights Reserved. - MO C:\DHCR\LPL\X60.FC TR-10794 PR-138